UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2026

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EDAP TMS SA

(Exact name of registrant as specified in its charter)

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France	000-29374	98-1644844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Parc d'Activites la Poudrette-Lamartine
4/6, rue du Dauphiné

Vaulx-en-Velin, France 69120

(Address of Principal Executive Offices) (Zip Code)

(+33) 47-215-3150

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share (Ordinary Shares, nominal value €0.13 per share)	EDAP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2026, EDAP TMS S.A. (“EDAP” or the “Company”) issued a press release announcing select preliminary unaudited financial and operational results for the fourth quarter and full fiscal year ended December 31, 2025 and disclosing select guidance for 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 12, 2026, the Company plans to present the presentation attached hereto as Exhibit 99.2 (the “Presentation”) to analysts and investors.

The furnishing of the Presentation is not an admission as to the materiality of any information therein. The information contained in the Presentation is summary information that is intended to be considered in the context of more complete information included in EDAP’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that EDAP has made and may make from time to time by press release or otherwise. EDAP undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. For important information about forward looking statements, see the slide titled “Forward-Looking Statements & Disclaimer” in the Presentation.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of EDAP under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 12, 2026
99.2	EDAP Investor Presentation
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAP TMS S.A

Date: January 12, 2026	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary